[Image]      Scudder Micro Cap Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     February 1, 1998

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     1. What Is The Fund's Objective?

     Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-capitalization common stocks.

     2. What Does The Fund Invest In?

     The Fund will normally invest at least 80% of its assets in common stocks issued by U.S. micro-cap companies. The Fund will typically invest in companies that, at the time of purchase, are smaller than the smallest stocks in the Russell 2000 Index at its annual reconstitution. The median market capitalization (i.e., current stock price times shares outstanding) of the portfolio is not expected to exceed $125 million. The Fund's investment adviser, Scudder Kemper Investments, Inc. believes these domestic emerging growth companies offer the potential for substantial long-term appreciation.

     The adviser selects investments from among more than 4,000 publicly traded U.S. micro-cap stocks based on a proprietary, quantitative investment strategy. The adviser looks for companies selling at prices that, in the Adviser's opinion, do not reflect adequately their long-term business potential. The adviser expects to invest in hundreds of such companies, representing a broad cross-section of U.S. industries.

     The Fund may purchase other types of exchange listed or over-the-counter securities, including preferred stocks, convertible or non-convertible securities, rights and warrants.

     Due to the size of the Fund's assets and the investment considerations, the Fund is presently closed to new individual investors. Current individual shareholders of the Fund are able to continue to invest in the Fund. Further, the Fund remains open to investment through certain retirement plans.

     3. What Are The Risks Of Investing In The Fund?

     Due to the inherent business characteristics and risks of small companies, along with the relative limited trading market for micro-cap stocks, the Fund's share price can experience periods of significant volatility. Also, because micro-cap companies normally have fewer shares outstanding and these shares trade less frequently than those of large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing prices. Micro-cap companies entail higher risk due to their smaller size; relative age; limited product lines; distribution channels; financial resources; possible lack of managerial depth and experience; and dependence on key personnel. Further, there is typically less publicly available information for smaller companies, their securities are often traded over-the-counter and thus the prices of these securities are often more volatile than those of larger companies. Microcap companies are also more vulnerable to adverse market or economic conditions than larger companies.

     Movements of the stock market will affect the Fund's share price, which is likely to vary from day-to-day. The value of your investment may decline as a result of declines in the overall stock market or in the types of securities held in the Fund's portfolio. You incur principal risk because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking long-term growth of capital and:

        o plan to hold your investment for the longer term (at least 5 years or more),
        o can tolerate share price volatility with little or no current income,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of investing in micro-cap companies.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Micro Cap Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Deferred Sales Charge                              None

       Redemption Fee Payable to the Fund                 1.00%*

       Exchange Fee Payable to the Fund                   1.00%*

       _________________________

       *Imposed on redemptions or exchanges of shares held less than one year.

       Annual Fund operating expenses (after expense maintenance) -- Estimated expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended August 31, 1997. Until December 31, 1997, the Adviser waived a portion of its investment management fee to the extent necessary so that the total annualized expenses of the Fund did not exceed 1.75% of average daily net assets. Expenses below are restated to reflect what the Fund would have paid during the fiscal year ended August 31, 1997 absent such waiver.

       Investment management fee                          0.75%

       12b-1 fees                                         None

       Other expenses                                     1.44%
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       Total Fund operating expenses                      2.19%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $22            $69               $ 117             $252

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     6. How Has The Fund Performed Historically?

     The Fund commenced operations on August 12, 1996. Performance is historical and is no guarantee of future results. Total return and principal value will fluctuate.

     THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

     BAR CHART TITLE: Total returns for year ended December 31:

     BAR CHART DATA:               1997           35.19%


                                               One Year     Life of Fund
                                               --------     ------------
     The Fund's Average Annual Total Return     35.19%         31.72%
     for the period ended December 31, 1997

     If the adviser had not maintained the Fund's expenses, total return would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder Kemper Investments, Inc., one of the nation's most experienced investment management firms. The Fund is managed by a team of Scudder Kemper investment professionals, who each play an important role in the Fund's management process.

     Co-lead Portfolio Managers Philip S. Fortuna and James M. Eysenbach have the responsibility for the Fund's day-to-day management and investment strategies. Mr. Fortuna joined the Adviser in 1986 as a manager of institutional equity accounts, served as director of quantitative services from 1987 to 1993 and director of investment operations from 1993 to 1995. From 1995 to 1997 he was involved in global planning and new product development in addition to his portfolio management responsibilities. Mr. Fortuna is currently director of the Adviser's quantitative group.

     Mr. Eysenbach joined the Adviser in 1991 as a senior quantitative analyst, served as director of quantitative services from 1993 to 1997 and has been co-manager of quantitative equity products at the Adviser since 1995. He is currently managing portfolios full-time. Mr. Eysenbach has more than 10 years investment management experience, specializing in quantitative research, analysis and portfolio management.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail. There is a 1% fee retained by the Fund which is imposed only on redemptions or exchanges of shares held less than one year.

     10. When Are Distributions Made?

     The Fund typically makes distributions in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of such dividends from net investment income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder Kemper wants you to make informed investment decisions.
     This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder